UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2015

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A. 1, Allée Scheffer, L-2520 Luxembourg, Grand Duchy of Luxembourg		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 13, 2015, MagnaChip Semiconductor Corporation (“MagnaChip” or the “Company”) held a conference call to discuss the financial results contained in the Company’s filings of its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2014, which were each filed with the Securities and Exchange Commission on February 12, 2015. In addition, on February 13, 2015, the Company posted “Investor Q&A” materials on its website related to these filings.

Copies of the transcript of that conference call and the Investor Q&A materials are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 2.02 is incorporated herein by reference.

The information in this report, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Safe Harbor for Forward-Looking Statements

Information in this report regarding MagnaChip’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included or incorporated by reference in this report, including expectations about estimated historical or future operating results, business strategies and plans, future growth and revenue opportunities from new and existing products and customers, expectations on capital expenditures, the timing and extent of future revenue contributions by our products and businesses, and on our the expected timing and adequacy of improvements to, and remediation of material weaknesses in, the Company’s internal control environment and corporate culture, are based upon information available to MagnaChip as of the date of this report, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include the impact of the internal investigation, restatement and delayed SEC report filings on the Company’s business, including its customers, suppliers, counterparties, and under the Company’s debt instruments; the extent of any material weakness or significant deficiencies in the Company’s internal control over financial reporting; the outcome of litigation and other claims or proceedings arising out of the restatement; and other risks and uncertainties of the Company’s business detailed from time to time in the Company’s filings with the SEC, including without limitation those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 12, 2015, as well as subsequent registration statements, amendments or other reports that we may file from time to time with the SEC and/or make available on our website. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Transcript of MagnaChip Semiconductor Corporation conference call held on February 13, 2015.

99.2	Investor Q&A dated February 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: February 13, 2015	By:	/s/ Theodore Kim
Theodore Kim
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Transcript of MagnaChip Semiconductor Corporation conference call held on February 13, 2015.

99.2	Investor Q&A dated February 13, 2015.